UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2017

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 20, 2017, Silicon Laboratories Inc. (the “Company”) held its Annual Meeting of Stockholders.  The matters voted upon at the meeting and the results of those votes were as follows:

Proposal 1 — Election of Class I Directors

	Votes For	Votes Withheld	Votes Abstaining	Broker Non-Votes
Navdeep S. Sooch	36,411,232	341,756	12,488	1,776,966
William P. Wood	36,285,549	467,803	12,124	1,776,966
Nina Richardson	36,384,891	365,616	14,969	1,776,966

Proposal 2 — Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 30, 2017

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
38,119,116	364,029	59,297	—

Proposal 3 — Approval, by non-binding vote, of the compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
33,924,030	2,792,141	49,305	1,776,966

Proposal 4 — Recommendation, by non-binding vote, of the frequency of advisory votes on the executive compensation of the Company’s Named Executive Officers

1 Year	2 Years	3 Years	Votes Abstaining	Broker Non-Votes
31,292,094	16,278	5,401,017	56,087	1,776,966

Accordingly, the Company intends to conduct an annual advisory vote on the compensation of its Named Executive Officers until the next required vote on the frequency of stockholder votes with respect to executive compensation.

Proposal 5 — Approval of the amendments to the 2009 Stock Incentive Plan as disclosed in the Company’s Proxy Statement

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
35,493,194	1,213,411	58,871	1,776,966

Proposal 6 — Re-approval of certain material terms of the 2009 Stock Incentive Plan for purposes of section 162(m) as disclosed in the Company’s Proxy Statement

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
36,087,069	620,608	57,799	1,776,966

Proposal 7 — Approval of the amendments to the 2009 Employee Stock Purchase Plan as disclosed in the Company’s Proxy Statement

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
36,491,229	232,848	41,399	1,776,966

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

April 20, 2017	/s/ John C. Hollister
Date	John C. Hollister Senior Vice President and Chief Financial Officer (Principal Financial Officer)